Exhibit 99.1

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 8th day of December, 2015 by and between SILICON VALLEY BANK (“Bank”) and SUNSHINE HEART, INC., a Delaware corporation (“Borrower”) whose address is 12988 Valley View Road, Eden Prairie, Minnesota 55344.

RECITALS

A.                                    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of February 18, 2015 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.                                    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.                                    Borrower has requested that Bank amend the Loan Agreement to (i) revise a covenant and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.                                    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.                                      Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.                                      Amendments to Loan Agreement.

2.1                               Section 6.7 (Equity Event).  Section 6.7 is amended in its entirety by inserting in lieu thereof the following:

6.7                               Intentionally omitted.

2.2                               Section 6.12 (Liquidity).  The Loan Agreement is amended by inserting the following new provision to appear as Section 6.12 (Liquidity) thereof:

6.12                        Liquidity.  Borrower shall maintain at all times, tested on the last day of each month commencing on November 30, 2015 and as of the last day of each month thereafter, unrestricted cash and Cash Equivalents in accounts with

Bank or Bank’s Affiliates in an amount equal to or greater than eight (8) times Borrower’s average Monthly Cash Burn Amount (the “Liquidity Requirement”).  If Borrower fails to comply with the Liquidity Requirement (which failure in and of itself is not an Event of Default), Borrower shall immediately pledge to Bank and thereafter maintain in a separate cash collateral money market account in the name of Borrower, unrestricted cash in an amount equal to fifty percent (50.0%) of the then outstanding Obligations of Borrower to Bank, determined as of the date of such failure to comply with the Liquidity Requirement and thereafter as of the last day of each month.  Notwithstanding the foregoing, upon Bank’s receipt of evidence from Borrower that Borrower is in compliance with the Liquidity Requirement, then the unrestricted cash pledged to Bank pursuant to the terms hereof shall be promptly remitted to Borrower’s Designated Deposit Account.

2.3                               Section 13.1 (Definitions).  Section 13.1 is amended by deleting the definition of “Equity Event” in its entirety.

2.4                               Section 13.1 (Definitions).  Section 13.1 is amended by deleting the definition of “Prepayment Premium” in its entirety and inserting in lieu thereof the following:

“Prepayment Premium” shall be an additional fee payable to Bank in an amount equal to:

(a)                                 for a prepayment made on or prior to February 18, 2016, five percent (5.0%) of the then outstanding principal amount of the Term Loan Advances as of the date immediately and prior to such prepayment;

(b)                                 for a prepayment made after February 18, 2016, but on or prior to February 18, 2017, four percent (4.0%) of the then outstanding principal amount of the Term Loan Advances as of the date immediately and prior to such prepayment; and

(c)                                  for a prepayment made after February 18, 2017, but prior to the Term Loan Maturity Date, three percent (3.0%) of the then outstanding principal amount of the Term Loan Advances as of the date immediately and prior to such prepayment.

2.5                               Section 13.1 (Definitions).  The Loan Agreement is amended by inserting the following new terms and their respective definitions to appear alphabetically in Section 13.1:

“Liquidity Requirement” is defined in Section 6.12.

“Monthly Cash Burn” is, with respect to Borrower, as of any date of determination, the result of (a) (i) Net Loss, plus (ii) unfunded capital expenditures, minus (b) (i) depreciation expenses, (ii) non-cash stock compensation expense and (iii) other non-cash expenses as approved by Bank in its sole and absolute discretion.

“Monthly Cash Burn Amount” means, as of any date of determination, the most recent Monthly Cash Burn for the preceding trailing three (3) months (calculated on the last day of the subject month), divided by three (3).

“Net Loss” is, as of any date of determination, Borrower’s net losses, determined in accordance with GAAP.

2.6                               Exhibit B (Compliance Certificate).  The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Schedule 1 attached hereto.

3.                                      Limitation of Amendments.

3.1                               The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2                               This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.                                      Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1                               Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2                               Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3                               The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4                               The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5                               The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting

Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6                               The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7                               This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.                                      Ratification of Perfection Certificate.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of February 18, 2015 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof.

6.                                      Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7.                                      Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.                                      Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of (i) a fully earned, non-refundable amendment fee in an amount equal to Ten Thousand Dollars ($10,000.00), and (ii) Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		SUNSHINE HEART, INC.

By:	/S/ BRITTANY CLEMENTS	By:	/S/ CLAUDIA DRAYTON
Name:	Brittany Clements	Name:	Claudia Drayton
Title:	Vice President	Title:	Chief Financial Officer; Secretary

Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	SUNSHINE HEART, INC.

The undersigned authorized officer of SUNSHINE HEART, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                 with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited)	FYE within 150 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Board projections	Earlier of (i) 7 days after Board approval, or (ii) thirty (30) days after FYE	Yes No
Clinical and regulatory updates	Monthly within 30 days	Yes No

Financial Covenants	Required	Actual	Complies

Maintain on a Monthly Basis:
Liquidity	*		Yes No

* As set forth in Section 6.12 of the Loan and Security Agreement.

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

Yes	No

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

SUNSHINE HEART, INC.	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:	Date:

Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.                                        Liquidity (Section 6.12)

Required:                                           Borrower shall maintain, tested on the last day of each month commencing on November 30, 2015 and as of the last day of each month thereafter, unrestricted cash and Cash Equivalents in accounts with Bank or Bank’s Affiliates in an amount equal to or greater than eight (8) times Borrower’s average Monthly Cash Burn Amount (the “Liquidity Requirement”).  If Borrower fails to comply with the Liquidity Requirement (which failure in and of itself is not an Event of Default), Borrower shall immediately pledge to Bank and thereafter maintain in a separate cash collateral money market account in the name of Borrower, unrestricted cash in an amount equal to fifty percent (50.0%) of the then outstanding Obligations of Borrower to Bank, determined as of the date of such failure to comply with the Liquidity Requirement and thereafter as of the last day of each month.  Notwithstanding the foregoing, upon Bank’s receipt of evidence from Borrower that Borrower is in compliance with the Liquidity Requirement, then the unrestricted cash pledged to Bank pursuant to the terms hereof shall be promptly remitted to Borrower’s Designated Deposit Account.

Actual:

A.	Aggregate value of the unrestricted cash and Cash Equivalents of Borrower and its Subsidiaries	$

B.	Borrower’s Net Losses for the preceding trailing three (3) months	$

C.	Aggregate value of unfunded capital expenditures for the preceding trailing three (3) months	$

D.	Sum of lines (B) and (C)	$

E.	Aggregate value of depreciation expenses for the preceding trailing three (3) months	$

F.	Aggregate value of non-cash stock compensation expense for the preceding trailing three (3) months	$

G.	Aggregate value of other non-cash expenses as approved by Bank in its sole and absolute discretion for the preceding trailing three (3) months	$

H.	Sum of lines (E) through (G)	$

I.	Monthly Cash Burn for the preceding trailing three months (line D minus line H)	$

J.	Monthly Cash Burn Amount (line I divided by 3)	$

K.	Line (J) multiplied by 8	$

Is line A equal to or greater than line K?

☐ No, not in compliance	☐ Yes, in compliance